UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 11, 2025
(Date of earliest event reported)

BANK5 2025-5YR16

(Central Index Key Number 0002078775)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-283510-03	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	646-855-3953
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                       ☐

Item 8.01.	Other Events.

On August 11, 2025, BofA Securities, Inc. (“BOAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), J.P. Morgan Securities LLC (“JPMS”), Wells Fargo Securities, LLC (“WFS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) entered into an agreement, dated as of August 11, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, BOAS, Morgan Stanley, Citi, Academy and Drexel as underwriters (BOAS, Morgan Stanley, Citi, Academy and Drexel, collectively in such capacity, the “Underwriters”), and BANA (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about August 27, 2025.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $582,257,000.

On or about August 27, 2025, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2025-5YR16 (the “Certificates”), is expected to be issued by BANK5 2025-5YR16, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of August 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC (“Trimont”), as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) will act as primary servicer of The Lafayette Hotel mortgage loan, the Alabama Hotel 2 Pack Portfolio mortgage loan, the Briar Cove and Summerwind mortgage loan, the Dels Multifamily Portfolio 3.0 mortgage loan, the Country Club Center mortgage loan, the Louetta Central mortgage loan, the Sierra Vista Shopping Center mortgage loan, the SLL Portfolio mortgage loan, the Deer Park Manor mortgage loan, the TownePlace Suites Chattanooga South / East Ridge TN mortgage loan, the Cincinnati Self Storage Portfolio mortgage loan, the BC Storage - Camillus NY mortgage loan, the Carlisle Plaza MHP mortgage loan, the 424 Landfair Ave mortgage loan, the Ohio River Plaza mortgage loan, the 6101 18th Avenue mortgage loan and the Sherwood Manor MHP mortgage loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of August 1, 2025, between Trimont, as master servicer, and Midland, as primary servicer, pursuant to which Midland will perform certain servicing obligations of Trimont under the Pooling and Servicing Agreement.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced

PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
ILPT 2025 Portfolio	4.6	4.2
The Motto	4.7	N/A
The Campus at Lawson Lane	4.8	N/A
The Wharf	4.9	4.3
Ridgedale Center	4.10	4.4
Aman Hotel New York	4.11	N/A
The Roosevelt Hotel New Orleans	4.12	4.5
7 Penn Plaza	4.13	4.4
150 Palmetto	4.14	4.4
120 Palmetto	4.15	4.4

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-F, Class D, Class F, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 27, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be forty (40) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred eighty (180) commercial and/or multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a

Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $54,960,275, by the Registrant to BOAS, Morgan Stanley, JPMS, WFS, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of August 11, 2025, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 11, 2025 and as filed with the Securities and Exchange Commission on August 13, 2025 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated August 11, 2025.

The related registration statement (file no. 333-283510) was originally declared effective on January 30, 2025.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 11, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated and effective as of June 27, 2025, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated and effective as of June 26, 2025, between Wells Fargo Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, as servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Computershare Trust Company, National Association, as certificate administrator and trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of July 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	ILPT 2025 Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	The Motto Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	The Campus at Lawson Lane Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	The Wharf Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	Ridgedale Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	Aman Hotel New York Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	The Roosevelt Hotel New Orleans Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	7 Penn Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.14	150 Palmetto Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	120 Palmetto Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 11, 2025, which such certification is dated August 11, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between JPMorgan Chase Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.5	Primary Servicing Agreement, dated as of August 1, 2025, by and between Trimont LLC, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 13, 2025	BANC OF AMERICA MERRILL LYNCH
COMMERCIAL MORTGAGE INC.
(Registrant)

		By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of August 11, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)

4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Trust and Servicing Agreement, dated and effective as of June 27, 2025, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3	Trust and Servicing Agreement, dated and effective as of June 26, 2025, between Wells Fargo Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, as servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Computershare Trust Company, National Association, as certificate administrator and trustee.	(E)

4.4	Pooling and Servicing Agreement, dated as of July 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.5	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.6	ILPT 2025 Portfolio (as defined in the Pooling and Servicing Agreement).	(E)

4.7	The Motto (as defined in the Pooling and Servicing Agreement).	(E)

4.8	The Campus at Lawson Lane (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	The Wharf (as defined in the Pooling and Servicing Agreement).	(E)

4.10	Ridgedale Center (as defined in the Pooling and Servicing Agreement).	(E)

4.11	Aman Hotel New York (as defined in the Pooling and Servicing Agreement).	(E)

4.12	The Roosevelt Hotel New Orleans (as defined in the Pooling and Servicing Agreement).	(E)

4.13	7 Penn Plaza (as defined in the Pooling and Servicing Agreement).	(E)

4.14	150 Palmetto (as defined in the Pooling and Servicing Agreement).	(E)

4.15	120 Palmetto (as defined in the Pooling and Servicing Agreement).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 11, 2025, which such certification is dated August 11, 2025.	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between JPMorgan Chase Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 11, 2025, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.5	Primary Servicing Agreement, dated as of August 1, 2025, by and between Trimont LLC, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.	(E)